SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement	[ ] Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Special Investment Trust

(Name of Registrant as Specified in Its Charter)
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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EATON VANCE DIVIDEND BUILDER FUND

Two International Place Boston, MA 02110

PLEASE VOTE TODAY AND SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.

Dear Shareholder:

As a shareholder of the Eaton Vance Dividend Builder Fund, you recently received proxy materials asking for your vote on an important proposal. We apologize for any inconvenience that this follow-up mailing causes but to date we have not recorded your participation. The proposal that you are asked to consider is recommended by your Fund’s Board of Trustees. The Special Meeting of Shareholders is scheduled to be held on September 11, 2009. Your vote allows you to weigh in on the future policies of your Fund. Therefore, we ask that you register your vote without delay.

We encourage you to utilize one of the following easy options for recording your vote promptly:

  Speak to a live proxy specialist by calling 1-800-714-3305. We can answer your questions and record your vote. (Open: M-F 8am – 10pm, Sat 11am – 5pm ET)
  Log on to the website noted on your proxy card and enter your control number printed on the card, and vote by following the on-screen prompts.
  Call the phone number on the proxy card and enter the control number printed on the card and follow the touchtone prompts.
  Mail in your signed proxy card in the envelope provided.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL AND BELIEVES
THE PROPOSAL IS IN THE BEST INTERESTS OF SHAREHOLDERS OF THE FUND.

If you have any questions regarding anything contained in this letter, please call D.F. King & Co., Inc., toll free at 1-800-714-3305.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.